UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 17, 2025

DISTRIBUTION SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street,	Suite 1700,	Fort Worth,	Texas	76102
(Address of principal executive offices)				(Zip Code)

(Registrant's telephone number, including area code)				(888)	611-9888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	DSGR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On November 17, 2025, Distribution Solutions Group, Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company (the "Board") authorized an increase (the "Additional Authorization") to its existing share repurchase program pursuant to which the Company may purchase up to an additional $30 million in shares of the Company's outstanding common stock, par value $1.00 per share ("Common Stock"). As a result of the Additional Authorization, the aggregate authorization under the Company's repurchase program increased from $37.5 million previously authorized in shares of Common Stock to $67.5 million in shares of Common Stock. Including the Additional Authorization, there is approximately $32.9 million remaining under the current Board authorized share repurchase plan. Under the repurchase program, repurchases of Common Stock will be made in accordance with applicable securities laws and may be made at management's discretion within parameters set by the Board from time to time in open market transactions, privately negotiated transactions or by other methods. The stock repurchase program may be changed, suspended or discontinued by the Board at any time and does not have a specified expiration date. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued on November 17, 2025

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.
(Registrant)

Date:	November 17, 2025	By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Issued November 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)